Employee Benefit Obligations	12 Months Ended
Dec. 31, 2017
Employee Benefit Obligations
Employee Benefit Obligations

15.  Employee Benefit Obligations

	December 31,
($ in millions)	2017	2016

Underfunded defined benefit pension liabilities	$945	$963
Less: Current portion	(27)	(25)
Long-term defined benefit pension liabilities	918	938
Long-term retiree medical liabilities	196	208
Deferred compensation plans	275	272
Other	74	79
	$1,463	$1,497

During 2016, Ball acquired 11 pension plans and two retiree medical plans as part of the Rexam acquisition and divested plans in certain foreign countries. The company’s pension plans cover U.S., Canadian and various European employees meeting certain eligibility requirements. The defined benefit plans for salaried employees, as well as those for hourly employees in Sweden, Switzerland, the U.K. and Ireland provide pension benefits based on employee compensation and years of service. Plans for North American hourly employees provide benefits based on fixed rates for each year of service. While the German, Swedish and certain U.S. plans are not funded, the company maintains liabilities, and annual additions to such liabilities are generally tax deductible. With the exception of the unfunded German, Swedish and certain U.S. plans, our policy is to fund the defined benefit plans in amounts at least sufficient to satisfy statutory funding requirements, taking into consideration deductibility under existing tax laws and regulations.

The company also participates in three multi-employer defined benefit plans for which Ball is not the sponsor. The aggregated expense in 2017 for these plans of $2 million, which approximated the total annual funding, is included in the summary of net periodic benefit cost set forth below. The risks of participating in multi-employer pension plans are different from single-employer plans. Assets contributed to a multi-employer plan by one employer may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. In the event that Ball withdraws from participation in one of these plans, applicable law could require the company to make additional lump-sum contributions to the plan. The company’s withdrawal liability for any multi-employer defined benefit pension plan would depend on the extent of the plan’s funding of vested benefits. Additionally, if a multi-employer defined benefit pension plan fails to satisfy certain minimum funding requirements, the IRS may impose a non deductible excise tax of 5 percent on the amount of the accumulated funding deficiency for those employers contributing to the plan.

Defined Benefit Pension Plans

Amounts recognized in the consolidated balance sheets for the funded status of our defined benefit pension plans consisted of:

	December 31,
	2017			2016
($ in millions)	U.S.	Foreign	Total	U.S.	Foreign	Total

Long-term pension asset	$—	$504	$504	$—	$147	$147
Defined benefit pension liabilities (a)	(641)	(304)	(945)	(679)	(284)	(963)
	$(641)	$200	$(441)	$(679)	$(137)	$(816)
(a)

Included is an unfunded, non-qualified U.S. plan obligation  of $34 million at December 31, 2017, that has been annuitized with a corresponding asset of $34 million ($3 million in other current assets and $31 million in other assets). At December 31, 2016, the unfunded non-qualified U.S. plan obligation of $33 million was annuitized with a corresponding asset of $33 million recorded in other assets.

An analysis of the change in benefit accruals for 2017 and 2016 follows:

	December 31,
	2017				2016
($ in millions)	U.S.		Foreign	Total	U.S.	Foreign	Total

Change in projected benefit obligation:
Benefit obligation at prior year end	$3,186		$3,437	$6,623	$1,362	$647	$2,009
Service cost	49		17	66	58	14	72
Interest cost	124		92	216	96	58	154
Benefits paid	(222)		(190)	(412)	(161)	(94)	(255)
Net actuarial (gains) losses	183		(242)	(59)	(47)	344	297
Curtailments and settlements including special termination benefits	(260)	(b)	(5)	(265)	—	—	—
Business acquisition	—		—	—	1,888	3,196	5,084
Business divestiture	—		—	—	—	(440)	(440)
Other	1		2	3	(10)	2	(8)
Effect of exchange rates	—		321	321	—	(290)	(290)
Benefit obligation at year end	3,061		3,432	6,493	3,186	3,437	6,623
Change in plan assets:
Fair value of assets at prior year end	2,507		3,300	5,807	988	316	1,304
Actual return on plan assets	224		180	404	(17)	163	146
Employer contributions (a)	174		9	183	111	185	296
Contributions to unfunded plans	6		20	26	4	18	22
Benefits paid	(222)		(190)	(412)	(161)	(94)	(255)
Curtailments and settlements including special termination benefits	(269)	(b)	(2)	(271)	—	—	—
Business acquisition	—		—	—	1,592	3,296	4,888
Business divestiture	—		—	—	—	(303)	(303)
Other	—		2	2	(10)	2	(8)
Effect of exchange rates	—		313	313	—	(283)	(283)
Fair value of assets at end of year	2,420		3,632	6,052	2,507	3,300	5,807
Funded status	$(641)		$200	$(441)	$(679)	$(137)	$(816)
(a)

In 2016, Rexam agreed to establish and fund an escrow cash account in the amount of $171 million on behalf of the acquired Rexam U.K. pension plan. This escrow amount was subsequently contributed to the U.K. pension plan in July 2016 and is reflected as employer contributions.

(b)	Relates to the purchase of non-participating group annuity contracts discussed below.

The company’s German, Swedish and certain U.S. plans are unfunded and the liabilities are included in the company’s consolidated balance sheets. Benefits are paid directly by the company to the participants.

Amounts recognized in accumulated other comprehensive (earnings) loss, including other postemployment benefits, consisted of:

	December 31,
	2017			2016
($ in millions)	U.S.	Foreign	Total	U.S.	Foreign	Total

Net actuarial (loss) gain	$(611)	$36	$(575)	$(585)	$(272)	$(857)
Net prior service (cost) credit	(1)	—	(1)	(11)	—	(11)
Tax effect and currency exchange rates	224	(10)	214	232	46	278
	$(388)	$26	$(362)	$(364)	$(226)	$(590)

The accumulated benefit obligation for all U.S. defined benefit pension plans was $2,996 million and $3,130 million at December 31, 2017 and 2016, respectively. The accumulated benefit obligation for all foreign defined benefit pension plans was $3,429 million and $3,433 million at December 31, 2017 and 2016, respectively. Following is the information for defined benefit plans with an accumulated benefit obligation in excess of plan assets:

	December 31,
	2017			2016
($ in millions)	U.S.	Foreign	Total	U.S.	Foreign	Total

Projected benefit obligation	$3,061	$389	$3,450	$3,186	$326	$3,512
Accumulated benefit obligation	2,996	385	3,381	3,130	322	3,452
Fair value of plan assets (a)	2,420	85	2,505	2,507	43	2,550
(a)	The German, Swedish and certain U.S. plans are unfunded and, therefore, there is no fair value of plan assets associated with these plans.

Components of net periodic benefit cost were:

	Years Ended December 31,
	2017				2016			2015
($ in millions)	U.S.		Foreign	Total	U.S.	Foreign	Total	U.S.	Foreign	Total

Ball-sponsored plans:
Service cost	$49		$17	$66	$58	$14	$72	$52	$15	$67
Interest cost	124		92	216	96	58	154	57	18	75
Expected return on plan assets	(126)		(110)	(236)	(106)	(70)	(176)	(79)	(20)	(99)
Amortization of prior service cost	2		—	2	(1)	—	(1)	(1)	—	(1)
Recognized net actuarial loss	34		5	39	32	6	38	39	9	48
Curtailment and settlement losses including special termination benefits	47	(a)	(1)	46	—	80	80	5	—	5
Net periodic benefit cost for Ball sponsored plans	130		3	133	79	88	167	73	22	95

Net periodic benefit cost for multi-employer plans	2		—	2	2	—	2	1	—	1
Total net periodic benefit cost	$132		$3	$135	$81	$88	$169	$74	$22	$96
(a)

In 2017, the company recorded a $47 million loss of which $44 million is related to the purchase of non-participating group annuity contracts, as well as lump sum settlements for certain U.S. plans; see below for further discussion. The company recorded an additional $3 million for plant shut-down benefits in 2017. Included in 2016 is a curtailment charge of $80 million related to the sale of the Divestment Business. The expense in both years is included in business consolidation  and other activities.

In August 2017, Ball completed the purchase of non-participating group annuity contracts that transferred to an insurance company the company’s pension benefit obligation for certain of its U.S. defined benefit pension plans. The $224 million purchase of annuity contracts triggered settlement accounting. Regular lump sums paid in the normal course of plan operations are also included in the total settlement amount. Both of these payments resulted in the recognition of a $44 million settlement loss which was recorded in business consolidation and other activities, recognizing amounts transferred from accumulated other comprehensive income. The pension obligation was also remeasured during the third quarter of 2017 for the U.S. plans impacted.

The estimated actuarial net loss and net prior service cost for the defined benefit pension plans that will be amortized from accumulated other comprehensive earnings (loss) into net periodic benefit cost during 2018 are a loss of $43 million and a cost of $2 million, respectively.

Contributions to the company’s defined benefit pension plans, not including the unfunded German, Swedish and certain U.S. plans, are expected to be approximately $41 million for the U.S. and $5 million for the foreign plans in 2018. This estimate may change based on changes in the Pension Protection Act, actual plan asset performance and available  company cash flow, among other factors. Benefit payments related to the U.S. plans are expected to be approximately $216 million for the year ended December 31, 2018, $206 million for each of the years ending December 31, 2019 through 2022, and a total of $1.0 billion for the years ending December 31, 2023 through 2027. Benefit payments for the foreign plans, excluding the German and Swedish plans, are expected to be $185 million, $191 million, $197 million,  $204 million and $210 million for the years ending December 31, 2018 through 2022, respectively, and a total of $1.2 billion for the years ending December 31, 2023 through 2027.

Benefit payments to participants in the unfunded German, Swedish and certain U.S. plans are expected to be between $18 million to $21 million in each of the years ending December 31, 2018 through 2022 and a total of $80 million for the years ending December 31, 2023 through 2027.

Weighted average assumptions used to determine benefit obligations for the company’s significant North American plans at December 31 were:

	U.S.			Canada
	2017 (a)	2016 (a)	2015	2017		2016		2015
Discount rate	3.72%	4.26%	4.60%	2.80%		3.50%		3.50%
Rate of compensation increase	4.15%	4.14%	4.80%	N/A	(b)	N/A	(b)	3.00%
(a)	In 2017 and 2016, the weighted average assumptions for U.S. pension plans include pension plans assumed as part of the Rexam acquisition.
(b)	The Canadian plans are frozen.

Weighted average assumptions used to determine benefit obligations for the company’s significant European plans at December 31 were:

	U.K.			Germany
	2017 (a)	2016 (a)	2015	2017 (a)	2016 (a)	2015
Discount rate	2.55%	2.70%	3.75%	1.68%	1.54%	2.25%
Rate of compensation increase	4.41%	4.30%	3.00%	2.50%	2.50%	2.50%
Pension increase	3.41%	3.30%	3.15%	1.50%	1.50%	1.75%
(a)

In 2017 and 2016, the U.K. weighted average assumptions are for the acquired Rexam plan only, and the German assumptions include pension plans assumed as part of the Rexam acquisition and one legacy Ball plan.

Weighted average assumptions used to determine net periodic benefit cost for the company’s significant North American plans for the years ended December 31 were:

	U.S.			Canada
	2017 (a)	2016 (a)	2015	2017	2016	2015
Discount rate	4.27%	4.60%	4.15%	3.50%	3.50%	3.50%
Rate of compensation increase	4.14%	4.98%	4.80%	N/A (b)	N/A (b)	3.00%
Expected long-term rate of return on assets	5.50%	6.88%	7.25%	4.00%	4.00%	4.00%
(a)	In 2017 and 2016, the weighted average assumptions for U.S. pension plans include pension plans assumed as part of the Rexam acquisition.
(b)	The Canadian plans are frozen.

Weighted average assumptions used to determine net periodic benefit cost for the company’s significant European plans for the years ended December 31 were:

	U.K.			Germany
	2017 (a)	2016 (a)	2015	2017 (a)	2016 (a)	2015
Discount rate	2.70%	2.90%	3.75%	1.52%	1.29%	1.75%
Rate of compensation increase	4.30%	3.80%	3.00%	2.50%	2.00%	2.50%
Pension increase	3.41%	2.80%	3.15%	1.50%	1.50%	1.75%
Expected long-term rate of return on assets	3.20%	3.40%	6.50%	N/A	N/A	N/A
(a)

In 2017 and 2016, the U.K. assumption is for the acquired Rexam plan only, and the German weighted average assumptions include pension plans assumed as part of the Rexam acquisition and one legacy Ball plan.

The discount and compensation increase rates used above to determine the December 31, 2017, benefit obligations will be used to determine net periodic benefit cost for 2018. A reduction of the expected return on pension assets assumption by one quarter of a percentage point would result in an approximate $15 million increase in 2018 pension expense, while a quarter of a percentage point reduction in the discount rate applied to the pension liability would result in an estimated reduction of pension expense of approximately $3 million in 2018.

Accounting for pensions and postretirement benefit plans requires that the benefit obligation be discounted to reflect the time value of money at the measurement date and the rates of return currently available on high-quality, fixed-income securities whose cash flows (via coupons and maturities) match the timing and amount of future benefit plan payments.  Other factors used in measuring the obligation include compensation increases, health care cost increases, future rates of inflation, mortality and employee turnover.

Actual results may differ from the company’s actuarial assumptions, which may have an impact on the amount of reported expense or liability for pensions or postretirement benefits. In 2017, the company recorded pension expense of $133 million, including $46 million of settlement charges, special termination and curtailment losses, and currently expects its 2018 pension expense to be $65 million, using foreign currency exchange rates in effect at December 31, 2017. The decrease in expense is primarily due to a change in approach to measuring service and interest costs and a better plan experience in the U.K., offset by a reduction in return on assets on the U.S. pension plans.

For 2017, the company measured service and interest costs utilizing the expected or hypothetical payments for each plan. The expected or hypothetical payments were discounted using the spot rates from the actuarial yield curve for each plan to obtain a single equivalent discount rate that is appropriate for the duration of each plan. For 2018, the company will measure service and interest costs by applying the specific spot rates along that yield curve to the plans’ liability cash flows. The company believes the new approach provides a more precise measurement of service and interest costs by aligning the timing of the plans’ liability cash flows to the corresponding spot rates on the yield curve. This change in estimate does not affect the measurement of plan obligations nor the funded status of the plans.

The assumption related to the expected long-term rate of return on plan assets reflects the average rate of earnings expected on the funds invested to provide for pension benefits over the life of the plans. The assumption was based upon Ball’s pension plan asset allocations, investment strategies and the views of its investment managers, consultants and other large pension plan sponsors. Some reliance was placed on the historical and expected asset returns of our plans. An asset-allocation optimization model was used to project future asset returns using simulation and asset class correlation. The analysis included expected future risk premiums, forward-looking return expectations derived from the yield on long-term bonds and the price earnings ratios of major stock market indexes, expected inflation levels and real risk-free interest rate assumptions and the fund’s expected asset allocation.

The expected long-term rates of return on assets were calculated by applying the expected rate of return to a market-related value of plan assets at the beginning of the year, adjusted for the weighted average expected contributions and benefit payments. The market-related value of plan assets used to calculate the expected return was $6,121 million for 2017, $6,068 million for 2016 and $1,395 million for 2015.

For pension plans, accumulated actuarial gains and losses in excess of a 10 percent corridor and the prior service cost are amortized over the average remaining service period of active participants or over the average life expectancy for plans with significant inactive participants.

Defined Benefit Pension Plan Assets

Policies and Allocation Information

Pension investment committees or scheme trustees of the company and its relevant subsidiaries establish investment policies and strategies for the company’s pension plan assets. The investment policies and strategies include the following common themes to: (1) provide for long-term growth of principal without undue exposure to risk, (2) minimize contributions to the plans, (3) minimize and stabilize pension expense and (4) achieve a rate of return above the market average for each asset class over the long term. The pension investment committees are required to regularly, but no less frequently than annually, review asset mix and asset performance, as well as the performance of the investment managers. Based on their reviews, which are generally conducted quarterly, investment policies and strategies are revised as appropriate.

Target asset allocations are set using a minimum and maximum range for each asset category as a percent of the total funds’ market value. Following are the target asset allocations established as of December 31, 2017:

	U.S.
	Legacy Ball		Legacy Rexam		Canada	Ireland	U.K.

Cash and cash equivalents	0-10%		0-10%		—%	—%	50-80	%(c)
Equity securities	10-75	%(a)	10-25	%(d)	5%	39-47%	5-30%
Fixed income securities	25-70	%(b)	75-90%		95%	42-52%	50-80	%(c)
Alternative investments	0-35%		—%		—%	9-11%	0-20%

(a)

Equity securities may consist of: (1) up to 25 percent large cap equities, (2) up to 10 percent mid cap equities, (3) up to 10 percent small cap equities, (4) up to 35 percent foreign equities and (5) up to 35 percent special equities. Holdings in Ball Corporation common stock or Ball bonds cannot exceed 5 percent of the trust’s assets.

(b)	Debt securities may include up to 10 percent non-investment grade bonds, up to 10 percent bank loans and up to 15 percent international bonds.
(c)	The combined target allocation for fixed income securities and cash and cash equivalents is 50 to 80 percent.
(d)	Equity securities may consist of: (1) up to 20 percent domestic equities, (2) up to 10 percent international equities, and (3) up to 10 percent private equities.

The actual weighted average asset allocations for Ball’s defined benefit pension plans, which individually were within the established targets for each country for that year, were as follows at December 31:

	2017	2016
Cash and cash equivalents	2%	6%
Equity securities	17%	18%
Fixed income securities	74%	68%
Alternative investments	7%	8%
	100%	100%

Fair Value Measurements of Pension Plan Assets

Following is a description of the valuation methodologies used for pension assets measured at fair value:

Cash and cash equivalents: Consist of cash on deposit with brokers and short-term U.S. Treasury money market funds and are shown net of receivables and payables for securities traded at period end but not yet settled. All cash and cash equivalents are stated at cost, which approximates fair value.

Corporate equity securities: Valued at the closing price reported on the active market on which the individual security is traded.

U.S. government and agency securities: Valued using the pricing of similar agency issues, live trading feeds from several vendors and benchmark yields.

Corporate bonds and notes: Valued using market inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data including market research publications. Inputs may be prioritized differently at certain times based on market conditions.

Commingled funds: The shares held are valued at their net asset value (NAV) at year end.

NAV practical expedient: Includes certain commingled fixed income and equity funds as well as limited partnership and other funds. Certain of the partnership investments receive fair market valuations on a quarterly basis. Certain other commingled funds and partnerships invest in market-traded securities, both on a long and short basis. These investments are valued using quoted market prices.

The preceding methods described may produce a fair value calculation that is not indicative of net realizable value or reflective of future fair values. Furthermore, although the company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The company’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of pension assets and liabilities and their placement within the fair value hierarchy levels. The fair value hierarchy levels assigned to the company’s defined benefit plan assets are summarized in the tables below:

	December 31, 2017
($ in millions)	Level 1	Level 2	Total

U.S. pension assets, at fair value (includes U.S. Rexam assets):
Cash and cash equivalents	$1	$124	$125
Corporate equity securities:
Consumer discretionary	54	—	54
Financials	47	—	47
Healthcare	45	—	45
Industrials	81	—	81
Information technology	97	—	97
Other	74	—	74
U.S. government and agency securities:
FHLMC mortgage backed securities	—	35	35
FNMA mortgage backed securities	—	69	69
Municipal bonds	—	61	61
Treasury bonds	54	—	54
Other	—	15	15
Corporate bonds and notes:
Communications	—	86	86
Consumer discretionary	—	83	83
Consumer staples	—	64	64
Financials	—	329	329
Healthcare	—	136	136
Industrials	—	137	137
Information technology	—	87	87
Oil and gas	—	122	122
Private placement	—	128	128
Utilities	—	128	128
Other	—	70	70
Commingled funds	22	80	102
Total level 1 and level 2	$475	$1,754	2,229
Other investments measured at net asset value (a)			191
Total assets			$2,420
(a)

Certain investments measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified within the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the change in plan assets reconciliation.

	December 31, 2016
($ in millions)	Level 1	Level 2	Total

U.S. pension assets, at fair value (includes U.S. Rexam assets):
Cash and cash equivalents	$—	$185	$185
Corporate equity securities:
Consumer discretionary	53	—	53
Financials	43	—	43
Healthcare	27	—	27
Industrials	47	—	47
Information technology	66	—	66
Other	39	—	39
U.S. government and agency securities:
FHLMC mortgage backed securities	—	17	17
FNMA mortgage backed securities	—	64	64
Municipal bonds	—	49	49
Treasury bonds	85	—	85
Other	8	18	26
Corporate bonds and notes:
Communications	—	58	58
Consumer discretionary	—	57	57
Consumer staples	—	64	64
Financials	—	280	280
Healthcare	—	98	98
Industrials	—	115	115
Information technology	—	84	84
Oil and gas	—	122	122
Private placement	—	76	76
Utilities	—	139	139
Other	—	71	71
Commingled funds
International	17	—	17
Total level 1 and level 2	$385	$1,497	1,882
Other investments measured at net asset value (a)			625
Total assets			$2,507
(a)

Certain investments measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented within this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the change in plan assets reconciliation.

	December 31,
($ in millions)	2017	2016

U.K. pension assets, at fair value:
Cash and cash equivalents	$43	$279
U.K. government bonds	2,184	1,538
Other	14	31
Total level 1	2,241	1,848
Other investments measured at net asset value (a)	1,306	1,374
Total assets	$3,547	$3,222
(a)

Certain investments measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified within the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the change in plan assets reconciliation.

Other Postemployment Benefits

The company sponsors postretirement health care and life insurance plans for certain U.S. and Canadian employees. Also, postretirement health care and life insurance plans were acquired as part of the Rexam acquisition. Employees may also qualify for long-term disability, medical and life insurance continuation and other postemployment benefits upon termination of active employment prior to retirement. All of the Ball-sponsored postretirement health care and life insurance plans are unfunded and, with the exception of life insurance benefits, are self-insured.

In Canada, the company provides supplemental medical and other benefits in conjunction with Canadian provincial health care plans. Effective July 1, 2017, Ball no longer offers medical and life insurance coverage in the U.S. for non-bargaining, Medicare eligible retirees through company-sponsored plans. Current and future non-bargaining retirees may access benefits through a private exchange by purchasing coverage direct from insurance carriers.

Ball provides a fixed subsidy to certain retirees which shall be used to purchase medical insurance. Ball has no commitments to increase benefits provided by any of the postemployment benefit plans and retains the right, subject to  existing agreements, to change or eliminate these benefits.

For other postretirement benefits in the U.S & Canada the accumulated actuarial gains and losses and accumulated prior service gains and losses are amortized over the average remaining service period for active participants or average future lifetime for inactive employees depending upon the plan.

An analysis of the change in other postretirement benefit accruals for 2017 and 2016 follows:

($ in millions)	2017	2016

Change in benefit obligation:
Benefit obligation at prior year end	$232	$135
Service cost	1	3
Interest cost	9	8
Benefits paid	(22)	(16)
Net actuarial (gain) loss	6	(18)
Business acquisition	—	120
Special termination benefits	2	—
Plan amendments	(9)	—
Effect of exchange rates and other	1	—
Benefit obligation at year end	$220	$232
Less current portion	(24)	(24)
Long-term retiree medical liabilities	$196	$208

Components of net periodic benefit cost were:

	Years Ended December 31,
($ in millions)	2017	2016	2015

Service cost	$1	$3	$2
Interest cost	9	8	6
Amortization of prior service cost	(1)	(1)	(1)
Recognized net actuarial loss (gain)	(5)	(3)	(2)
Special termination benefits	2	—	2
Net periodic benefit cost	$6	$7	$7

Approximately $6  million of estimated net actuarial gain and $1 million of prior service benefit will be amortized from accumulated other comprehensive earnings (loss) into net periodic benefit cost during 2018.

The assumptions for the U.S. and Canadian plans were based upon a long-term forecast of medical and direct trends and claims data projected forward using generally accepted actuarial methods. For other postretirement benefits, accumulated actuarial gains and losses and prior service cost are amortized over the average remaining service period of active participants.

Weighted average assumptions used to determine benefit obligations for the other postretirement benefit plans at December 31 were:

	U.S.			Canada
	2017	2016 (a)	2015	2017	2016	2015
Discount rate	3.64%	4.16%	4.60%	3.25%	3.50%	3.50%
Rate of compensation increase (b)	4.50%	4.50%	N/A	N/A	N/A	N/A
(a)	In 2017 and 2016, the weighted average assumptions for U.S. other postretirement benefit plans include plans assumed as part of the Rexam acquisition.
(b)	In 2017 and 2016, the rate of compensation increase is not applicable for certain U.S. other postretirement benefit plans.

Weighted average assumptions used to determine net periodic benefit cost for the other postretirement benefit plans at December 31 were:

	U.S.			Canada
	2017	2016 (a)	2015	2017	2016	2015
Discount rate	4.16%	4.04%	4.15%	3.50%	3.50%	3.50%
Rate of compensation increase (b)	4.50%	4.50%	N/A	N/A	N/A	N/A
(a)	In 2017 and 2016, the weighted average assumptions for U.S. other postretirement benefit plans include plans assumed as part of the Rexam acquisition.
(b)	In 2017 and 2016, the rate of compensation increase is not applicable for certain U.S. other postretirement benefit plans.

For the U.S. health care plans at December 31, 2017, a  7 percent health care cost trend rate was used for pre-65 and post-65 benefits, and trend rates were assumed to increase to 5 percent in 2022 and remain at that level thereafter. For the Canadian plans, a  5 percent health care cost trend rate was used for 2018 and in subsequent years. Benefit payment caps exist in many of the company’s health care plans.

Contributions to the company’s other postretirement plans are expected to be approximately $19 million in 2018. This estimate may change based on available company cash flow, among other factors. Benefit payments related to these plans are expected to be between $17 million and $20 million in each of the years ending December 31, 2018 through 2022, and a total of $72 million for the years 2023 through 2027.

Health care cost trend rates can have an effect on the amounts reported for the health care plan. A one-percentage point increase in assumed health care cost trend rates would increase the total of service and interest cost by less than $1 million and the postretirement benefit obligation by $6 million. A one-percentage point decrease would decrease the total of service and interest cost by less than $1 million and the postretirement benefit obligation by $6 million.

Deferred Compensation Plans

Certain management employees may elect to defer the payment of all or a portion of their annual incentive compensation into the company’s deferred compensation plan and/or the company’s deferred compensation stock plan. The employee becomes a general unsecured creditor of the company with respect to any amounts deferred.